EXHIBIT 10.1

SECURED PROMISSORY NOTE

NEITHER THIS SECURITY NOR THE SECURITIES INTO WHICH THIS SECURITY IS SECURED HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) AND APPLICABLE STATE SECURITIES LAWS, AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF CORPORATE COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.

Original Issue Date:	$500,000.00

SECURED PROMISSORY NOTE

THIS SECURED PROMISSORY NOTE (this “Note”)is duly authorized and validly issued by The Sera Labs, Inc, a Delaware corporation (the “Company”), having its principal place of business at 5805 Sepulveda Blvd. #801, Los Angeles, CA 91411.

FOR VALUE RECEIVED, the Company promises to pay to Cure Pharmaceutical Holding Corp., a Delaware corporation, or its registered assigns (the “Holder”), or shall have paid pursuant to the terms hereunder, the principal amount of $500,000.00 together with interest thereon on December 31, 2020 (the “Maturity Date”) or such earlier date as this Note is required or permitted to be repaid as provided hereunder. This Note shall bear interest in accordance with Section 2. This Note is subject to the following additional provisions:

Section 1. Definitions. For the purposes hereof, in addition to the terms defined elsewhere in this Note, (a) capitalized terms not otherwise defined herein shall have the meanings set forth in the Term Sheet and (b) the following terms shall have the following meanings:

“Bankruptcy Event” means any of the following events: (a) the Company or any Significant Subsidiary (as such term is defined in Rule 1-02(w) of Regulation S-X) thereof commences a case or other proceeding under any bankruptcy, reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction relating to the Company or any Significant Subsidiary thereof, (b) there is commenced against the Company or any Significant Subsidiary thereof any such case or proceeding that is not dismissed within 60 days after commencement, (c) the Company or any Significant Subsidiary thereof is adjudicated insolvent or bankrupt or any order of relief or other order approving any such case or proceeding is entered, (d) the Company or any Significant Subsidiary thereof suffers any appointment of any custodian or the like for it or any substantial part of its property that is not discharged or stayed within 60 calendar days after such appointment, (e) the Company or any Significant Subsidiary thereof makes a general assignment for the benefit of creditors, (f) the Company or any Significant Subsidiary thereof calls a meeting of its creditors with a view to arranging a composition, adjustment or restructuring of its debts or (g) the Company or any Significant Subsidiary thereof, by any act or failure to act, expressly indicates its consent to, approval of or acquiescence in any of the foregoing or takes any limited liability company or other action for the purpose of effecting any of the foregoing.

“Business Day” means any day except any Saturday, any Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

“Common Stock” means shares of the Company’s common stock, par value $0.001 per share, and any other class of securities into which such securities may hereafter be reclassified or changed.

“Securities Act” shall have the meaning set forth in the preamble legend to this Note.

“Term Sheet” means the Memorandum of Understanding entered into on July 27, 2020, between the Company and the Holder.

1

“Trading Day” means a day on which the principal Trading Market is open for trading.

“Trading Market” means any of the following markets or exchanges on which the Common Stock (or an equivalent thereof) is listed or quoted for trading on the date in question: the NYSE American, the Nasdaq Capital Market, the Nasdaq Global Market, the New York Stock Exchange, the OTCQB or the Pink OTC Markets (or any successors to any of the foregoing).

Section 2. Interest; Prepayment. The Company acknowledges and agrees that this Note shall bear interest at a rate of nine percent (9%) per annum, to be paid on Maturity Date. All payments hereunder will be paid to the Person in whose name this Note is registered on the records of the Company regarding registration and transfers of this Note (the “Note Register”). At the discretion of the Company, the Principal Amount and unpaid accrued interest of this Note may be prepaid at any time, provided that written notice is provided to the Holder at least fifteen (15) days in advance of the prepayment. If, and only if, a merger transaction between the Company and Holder pursuant to the terms of a definitive merger agreement between the Company and Holder is effected, the then outstanding principal amount of this Note shall be credited to marketing and growth funds described in such definitive merger agreement, and this Note shall be cancelled.

Section 3. Registration of Transfers and Exchanges.

a) Different Denominations. This Note is exchangeable for an equal aggregate principal amount of Note of different authorized denominations, as requested by the Holder surrendering the same; provided, that the minimum principal amount of any replacement Note shall be $25,000.00. No service charge will be payable for such registration of transfer or exchange.

b) Reliance on Note Register. Prior to due presentment for transfer to the Company of this Note, the Company and any agent of the Company may treat the Person in whose name this Note is duly registered on the Note Register as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Note is overdue, and neither the Company nor any such agent shall be affected by notice to the contrary.

Section 4. Covenants. Until the Note has been paid in full, the Company shall maintain the following covenants:

(a) The Company shall not:

(i) amend its charter documents, including, without limitation, its certificate of incorporation and bylaws, in any manner that materially and adversely affects any rights of the Holder;

(ii) pay cash dividends or any distributions on any equity securities of the Company;

(iii) enter into any transaction with any Affiliate of the Company which would be required to be disclosed in any public filing with the SEC, unless such transaction is made on an arm’s-length basis and expressly approved by a majority of the disinterested directors of the Company (even if less than a quorum otherwise required for board approval).

Section 5. Events of Default.

a) “Event of Default” means, wherever used herein, any of the following events (whatever the reason for such event and whether such event shall be voluntary or involuntary or effected by operation of law or pursuant to any judgment, decree or order of any court, or any order, rule or regulation of any administrative or governmental body):

i. any default in the payment of the principal amount of any Indebtedness when the same shall become due and payable (whether on the Maturity Date or by acceleration or otherwise) which default is not cured within fifteen (15) Trading Days;

ii. the Company shall fail to observe or perform any other material covenant or agreement contained in the Note which failure is not cured, if possible to cure, within the earlier to occur of (A) fifteen (15) Trading Days after notice of such failure sent by the Holder or by any other Holder to the Company and thirty (30) Trading Days after receipt of written notice thereof;

2

iii. any breach of the provisions of this Note by the Company that would cause a Material Adverse Effect;

iv. the Company or any Significant Subsidiary (as such term is defined in Rule 1-02(w) of Regulation S-X) shall be subject to a Bankruptcy Event; or

v. following the date the Company initially becomes a reporting company pursuant to the Exchange Act and its shares of Common Stock are listed on a Trading Market, the Common Stock shall subsequently not be eligible for listing or quotation for trading on a Trading Market and shall not be eligible to resume listing or quotation for trading thereon within ten (10) Trading Days.

b) Remedies Upon Event of Default. At any time and from time to time after Holder becomes aware of the occurrence of any Event of Default, Holder may accelerate this Note by written notice to the Company, with the principal amount plus all accrued but unpaid interest (“Outstanding Balance”) becoming immediately due and payable in cash. Upon the occurrence of any Event of Default described in Section 5(a)(iv), the Outstanding Balance as of the date of acceleration shall become immediately and automatically due and payable in cash, without any written notice required by the Holder. The Company acknowledges that this Note is an unconditional, valid, binding and enforceable obligation of the Company not subject to offset, deduction or counterclaim. The Company hereby waives any rights of offset it now has or may have hereafter against the Holder, its successors and assigns.

Section 6. Security Agreement.

a) To secure payment of this Note and performance of obligations under this Note, Company grants to Holder a continuing lien on and security interest in all tangible and intangible personal property of Company which is now owned or subsequently acquired by Company including but not limited to the following (collectively, the “Collateral”): (a) inventory, (b) equipment, (c) investment property, including certificated and uncertificated securities, securities accounts, security entitlements, commodity contracts and commodity accounts, (d) instruments, including promissory notes (e) chattel paper, including tangible chattel paper and electronic chattel paper, (f) documents, (g) letter of credit rights, (h) accounts, including health-care insurance receivables and credit card receivables, (i) deposit accounts, (j) commercial tort claims, (k) general intangibles, including payment intangibles and software and (l) as-extracted collateral, all as such terms may from time to time be defined in the Uniform Commercial Code. The Collateral shall include all accessions, attachments, accessories, parts, supplies and replacements for the Collateral, all products, proceeds and collections thereof and all records and data relating thereto.

b) Company agrees that from time to time, at the expense of Company, Company will promptly execute and deliver all further instruments and documents, and take all further action, that may be reasonably necessary, that the Holder may reasonably request, in order to perfect and protect the security interest granted or intended to be granted hereby or to enable the Holder to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, Company will execute and file such financing or continuation statements, or amendments thereto, and such other instruments, endorsements or notices, as may be reasonably necessary or desirable, as the Holder may reasonably request, in order to perfect and preserve the security interests granted or purported to be granted hereby, including, without limitation, deposit account control agreements in customary form with the depositary institutions holding Company’s Deposit accounts.

3

Section 7. Miscellaneous.

a) Notices. Any and all notices or other communications or deliveries to be provided by the Holder hereunder, shall be in writing and delivered personally, by e-mail, or sent by a nationally recognized overnight courier service, addressed to the Company, at the address set forth above, or such other e-mail address, or address as the Company may specify for such purposes by notice to the Holder delivered in accordance with this Section 7(a). Any and all notices or other communications or deliveries to be provided by the Company hereunder shall be in writing and delivered personally, by e-mail, or sent by a nationally recognized overnight courier service addressed to each Holder at the e-mail address, or address of the Holder appearing in the Term Sheet between the Parties. Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via e-mail at the email address set forth in the Term Sheet prior to 5:30 p.m. (New York City time) on any date, (ii) the next Trading Day after the date of transmission, if such notice or communication is delivered via e-mail at the e-mail address set forth on the signature pages attached to the Term Sheet on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, (iii) the second Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service or (iv) upon actual receipt by the party to whom such notice is required to be given.

b) Absolute Obligation. Except as expressly provided herein, no provision of this Note shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, liquidated damages and accrued interest, as applicable, on this Note at the time, place, and rate, and in the coin or currency, herein prescribed. This Note is a direct debt obligation of the Company.

c) Lost or Mutilated Note. If this Note shall be mutilated, lost, stolen or destroyed, the Company shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated Note, or in lieu of or in substitution for a lost, stolen or destroyed Note, a new Note for the principal amount of this Note so mutilated, lost, stolen or destroyed, but only upon receipt of evidence of such loss, theft or destruction of such Note, and of the ownership hereof, reasonably satisfactory to the Company.

d) Governing Law. This Note shall be governed by and construed in accordance with the laws of the State of California without regard to the conflict of laws provisions thereof. In any action between or among any of the parties, whether rising out of this Note or otherwise, each of the parties irrevocably consents to the exclusive jurisdiction and venue of the federal and/or state courts located in Los Angeles, California.

e) Waiver. Any waiver by the Company or the Holder of a breach of any provision of this Note shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Note. The failure of the Company or the Holder to insist upon strict adherence to any term of this Note on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Note on any other occasion. Any waiver by the Company or the Holder must be in writing. The Company hereby waives demand, notice, presentment, protest and notice of dishonor.

f) Severability. If any provision of this Note is invalid, illegal or unenforceable, the balance of this Note shall remain in effect, and if any provision is inapplicable to any Person or circumstance, it shall nevertheless remain applicable to all other Persons and circumstances. If it shall be found that any interest or other amount deemed interest due hereunder violates the applicable law governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum rate of interest permitted under applicable law. The Company covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law or other law which would prohibit or forgive the Company from paying all or any portion of the principal of or interest on this Note as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this Note, and the Company (to the extent it may lawfully do so) hereby expressly waives all benefits or advantage of any such law, and covenants that it will not, by resort to any such law, hinder, delay or impede the execution of any power herein granted to the Holder, but will suffer and permit the execution of every such as though no such law has been enacted.

g) Next Business Day. Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.

h) Amendment. This Note may be modified or amended only by a written agreement of the Company and the Holder.

4

IN WITNESS WHEREOF, the Company has caused this Note to be duly executed by a duly authorized officer as of the date first above indicated.

The Sera Labs, Inc., a Delaware corporation

By:
Name:	Nancy Duitch
Title:	CEO

5